SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

INCONTACT, INC.

(Name of Registrant as Specified in Its Charter)

Commission File Number: 001-33762

Not Applicable

(Name of Persons Filing Proxy Statement If Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

*** Exercise Your Right to Vote ***

IMPORTANT NOTICE

Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on June 9, 2009

INCONTACT, INC.

You are receiving this communication because you hold shares in the above named company and the materials you should review before voting are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The proxy statement and 2008 annual report are available online at www.proxyvote.com.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 26, 2009 to facilitate timely delivery.

INCONTACT, INC. 7730 SOUTH UNION PARK AVE.

SUITE 500 MIDVALE, UT 84047

Meeting Information

Meeting Type: Annual

For holders as of: 4/13/09

Date: 6/9/2009 Time: 10:00 a.m. MDT

Location: inContact, Inc.

7730 S. Union Park Ave.

Suite 500, Midvale, Utah 84047

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

Notice & Proxy Statement, 2008 Annual Report (including 2008 10-K)

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BYTELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 26, 2009 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. You can vote by internet up until 11:59 PM EDT the day before the meeting date.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends that you vote “FOR” all Directors.

1. Election of Directors

Nominees:

01) Theodore Stern

02) Steve Barnett

03) Paul F. Koeppe

04) Blake O. Fisher, Jr.

05) Mark J. Emkjer

06) Paul Jarman

The Board of Directors recommends that you vote “FOR” the following proposals.

2. To approve the amendment to the inContact 2008 Equity Incentive Plan increasing the number of shares available for awards under the Plan to a total of 2,272,500.

3. To ratify the appointment of Deloitte & Touche LLP as inContact’s independent registered public accounting firm for 2009.

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